EXHIBIT 10.20

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.

                            VEHICLE SUPPLY AGREEMENT
                            ------------------------

     THIS AGREEMENT is entered into as of the 1st day of July, 2001 between DaimlerChrysler Motors Corporation (Chrysler), a corporation organized and existing under the laws of the state of Delaware, whose principal place of business is located at 1000 Chrysler Drive, Auburn Hills, Michigan 48326-2766 ("Chrysler"), and Dollar Thrifty Automotive Group, Inc. (DTAG) a corporation organized and existing under the laws of the state of Oklahoma. whose principal place of business is located at 5330 East 31st Street, Tulsa, Oklahoma 74153-0250 ("DTAG").
     WHEREAS Chrysler is in the business of manufacturing and selling motor vehicles;
     WHEREAS DTAG is the parent company of Dollar Rent A Car Systems, Inc. and Thrifty Rent-A-Car System, Inc. each of which operate a vehicle rental system consisting of locations owned and operated by each of them and by their independent franchisees;
     WHEREAS DTAG purchases vehicles for use by Dollar Rent-A-Car Systems, Inc. and Thrifty Rent-A-Car Systems, Inc. for use at locations owned and operated by them as well as to lease to their franchisees;
     WHEREAS Chrysler and DTAG desire to make a long-term arrangement for DTAG to purchase Chrysler vehicles.
     NOW THEREFORE, in consideration of the premises and covenants herein contained the parties agree as follows:

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


     1.   DEFINITIONS
          As used in this Agreement, the following terms have the respective following meanings. These meanings apply equally to the singular and plural form of the defined terms:
          1.1. Agreement or this Agreement means this Vehicle Supply Agreement as originally executed and as such may be amended from time to time.
          1.2. GDP Program means (a) any program made generally available by Chrysler to daily car rental companies for the purchase of Vehicles through Chrysler's authorized dealers that provides, subject to certain terms and conditions, for Chrysler's guarantee of the depreciated value upon resale of Vehicles sold under the program, or (b) to the extent that Chrysler ceases to offer such a program that provides for Chrysler's guarantee of the depreciated value upon resale of Vehicles sold under the program, a program offered by Chrysler in substitution for the program that Chrysler has ceased to offer and made generally available by Chrysler to daily car rental companies for the purchase of Vehicles through Chrysler's authorized dealers.
          1.3. Model Year means Chrysler's annual period for selling Vehicles to daily car rental companies. Each of these periods will be as determined by Chrysler, (ordinarily will begin on August 1 of a calendar year and end on July 31 of the following calendar year), and is denominated by the year in which the period ends.

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


          1.4. Other Volume means an annual volume of Vehicles made available by Chrysler other than under a GDP Program for purchase by DTAG through Chrysler authorized dealers. Each respective Other Volume is set forth in Section 2.1 of this Agreement.
          1.5. Target GDP Volume means an annual volume of Vehicles made available by Chrysler under the then-current terms of a GDP Program then in effect for purchase by DTAG through Chrysler's authorized dealers. Each respective Target GDP Volume is set forth in Section 2.1 of this Agreement.
          1.6. Vehicles means motor vehicles distributed by Chrysler Motors, under the brand names of Chrysler, Dodge and Jeep.

     2.   SUPPLY OF GDP VOLUMES
          2.1. Subject to the terms and conditions of this Agreement, in each Model Year of this Agreement Chrysler will make available for purchase by DTAG for both Thrifty and Dollar through Chrysler's authorized dealers the following respective volumes of Vehicles:
              MODEL YEAR             TARGET GDP VOLUME            OTHER VOLUME
                2002                    78,261                       25,000

                2003                    73,913                       25,000

                2004                    69,565                       25,000

                2005                    69,565                       25,000

                2006                    69,565                       25,000

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


DTAG may assign the right to purchase a portion of the Vehicles to be made available by Chrysler pursuant to this Section to any franchisee of DTAG by advising Chrysler of that assignment in writing.
          2.2 For any given Model Year, if DTAG purchases both the Target GDP Volume for that Model Year and the Other Volume for that Model Year, then Chrysler will make an additional volume of Vehicles available for purchase by DTAG under a GDP Program in that Model Year up to a maximum of fifteen percent (15%) of the applicable Target GDP Volume for that Model Year. Purchases by DTAG franchisees under assignments from DTAG pursuant to Section 2.1 of this Agreement are to be counted as DTAG purchases for purposes of this Section 2.2.
          2.3. At least eighty percent (80%)of the vehicles obtained by DTAG in any Model Year, irrespective of whether obtained by purchase, lease or otherwise, must be Vehicles, until and unless DTAG obtains an aggregate volume of Vehicles equal to the sum of the Target GDP Volume and the Other Volume for that Model Year as set forth in Section 2.1.
          2.4. In each Model Year DTAG must purchase at least the following respective minimum volume of Vehicles under the then-current terms of any GDP Program then in effect:

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


                      MODEL YEAR                MINIMUM GDP VOLUME
                         2002                       51,652

                         2003                       48,783

                         2004                       45,913

                         2005                       45,913

                         2006                       45,913

Purchases by DTAG franchisees  under an assignment from DTAG pursuant to Section
2.1 may not be counted as purchases by DTAG for purposes of this Section 2.4.
          2.5. Chrysler will make a GDP Program available to DTAG while this Agreement is in effect. The terms and conditions of any GDP Program, taken as a whole, will be competitive with the terms and conditions of a guaranteed residual value or repurchase program then being made generally available by either Ford Motor Company ("Ford") or General Motors Corporation ("GM") to bona fide daily rental businesses in the United States, or, if Ford or GM, cease to offer such a guaranteed residual value or repurchase program, a program offered by Ford or GM, as the case may be, in substitution for the program that it has ceased to offer. Chrysler retains the right to make, in its sole discretion, all decisions regarding any GDP Program or other Chrysler fleet sales program, including without limitation decisions regarding the terms and conditions of any GDP Programs and any restrictions on the Vehicles or mix of Vehicles that may or must be ordered. Without limiting

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


the generality of the foregoing, Chrysler expressly retains the right to make fleet sales programs available to franchisees of DTAG. Notwithstanding the terms and conditions of any GDP Program, DTAG may use Vehicles made available by Chrysler to DTAG under this Agreement in the State of Hawaii.
     3.   ADVERTISING AND PROMOTION
          3.1. DTAG must advertise, promote, and give exposure to the qualities and features of Vehicles in advertising or other promotional materials (including without limitation magazine, newspaper, direct mail, Yellow Pages, radio, and television advertising, as well as point of rental items such as leaflets, folders, brochures, counter displays, and exhibits) designed to promote the rental of Vehicles. These advertising and promotional activities by DTAG must all be in accordance with the advertising and promotional guidelines communicated by Chrysler to DTAG.
          3.2. DTAG may not advertise, use or permit the use in any advertisement or promotional material relating to the rental of vehicles, either the content of which is controlled directly or indirectly by DTAG, or that is placed or caused to be placed by DTAG, in either case that contains any of the following:
     (a)  Any pictorial reproduction of a vehicle other than a Vehicle:
     (b)  Any reference to any vehicle manufacturer other than DaimlerChrysler;

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


     (c) Any reference to any trade name of any line, make or model of vehicle other than the lines, makes and models of Vehicles: and.
     (d) Any use of Dollar/Thrifty's name, logos, trademarks or service marks as an endorsement of or testimonial to any vehicle other than a Vehicle, or to any vehicle manufacturer other than Chrysler.
          3.3. DTAG, its agents and employees may not make any public statement, (including without limitation in any advertising or promotional material relating to the rental of vehicles, either the content of which is controlled directly or indirectly by DTAG, or that is placed or caused to be placed by
DTAG) that is disparaging or derogatory of, or otherwise detrimental to, (a) Chrysler, (b) any line, make or model of Vehicle, or (c) any product sold, leased or manufactured by or for DaimlerChrysler. This Section survives any termination of this Agreement for a reasonable time, but in no event for less than one year after that termination.
          3.4. Notwithstanding sections 3.2 and 3.3, during the term of this Agreement, DTAG may enter into an advertising and promotion supply agreement with another motor vehicle manufacturer or distributor for the Thrifty daily rental entity only. DTAG will give prompt written notice of its entry into such agreement and, thereafter, this Agreement shall be deemed to apply only to the Dollar daily rental entity and all other terms and provisions will remain the same.

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


     4.   PAYMENTS
          4.1. So long as no event of default (as described in sections 5.2 and 5.3) by DTAG has occurred or is continuing, while this Agreement is in effect Chrysler will pay DTAG the following fixed annual amount.
                 2002 Model Year                     $XXX

                 2003 Model Year                     $XXX

                 2004 Model Year                     $XXX

                 2005 Model Year                     $XXX

                 2006 Model Year                     $XXX

Payments will be to DTAG on a quarterly schedule on the first business day of each July, October, January and April, commencing with July 2001 and ending with April 2006. For example, during the 2002 Model Year Chrysler will pay DTAG $XXX on the first business day of July 2001, October 2001, January 2002 and April 2002. If this Agreement terminates earlier than at the end of the 2006 Model Year, DTAG must immediately refund to Chrysler one-twelfth of the annual payment for each whole month remaining in the quarter in which this Agreement terminates. For example, for the quarter beginning on July 1, 2001, if this Agreement terminated the subsequent August 13, DTAG would be obligated to immediately refund to Chrysler XXX DTAGs ($XXX) (i.e., one whole month remaining (August 13 to October 1) times $XXX).

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


          4.2. For each Vehicle purchased by DTAG (but not for any Vehicle purchased by a DTAG franchisee pursuant to an assignment under Section 2.1 of this Agreement) through a Chrysler fleet sales program up to the applicable maximum volume for that Model Year set forth below, Chrysler will pay the following respective amount to DTAG on a net 30th proximo basis against a DTAG invoice therefor:
                                                                    MAXIMUM
                        PER UNIT            TARGET GDP &          VOLUME WITH
    MODEL YEAR           AMOUNT             OTHER VOLUME         15% GDP BONUS

      2002                $XXX                103,261              115,000

      2003                $XXX                 98,913              110,000

      2004                $XXX                 94,565              105,000

      2005                $XXX                 94,565              105,000

      2006                $XXX                 94,565              105,000

     5.   TERM AND TERMINATION
          5.1. This Agreement will be effective from the beginning of the 2002 Model Year. This Agreement will terminate at the end of the 2006 Model Year unless earlier terminated as set forth below. Either party may make a proposal to the other party regarding Chrysler supplying Vehicles to DTAG after the 2006 Model Year. including without limitation an extension of this Agreement, at any time after the beginning of the 2004 Model Year. Neither party is obliged to agree to all or any part of such a proposal, and this Agreement may be extended only by mutual agreement.

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


          5.2. If a party (the "Defaulting Party") (a) defaults in any of its obligations hereunder, and fails to remedy such default within thirty (30) days after such default has been called to its attention by written notice from the other party, (b) files a petition in bankruptcy, has an order entered on a petition in bankruptcy filed against it, makes a general assignment for the benefit of creditors, or otherwise acknowledges its insolvency, (c) is adjudged bankrupt, (d) commences or is placed in complete liquidation, or (e) suffers the appointment of a receiver for any substantial portion of its business who is not discharged within ninety days after appointment, then, and in any such event, the other party at its option may terminate this Agreement immediately upon written notice to the Defaulting Party.
          5.3. Notwithstanding the provisions of Section 5.2(a), if DTAG fails to purchase its minimum "GDP" and "other" Vehicles in any given Model Year in accordance with Section 2.3, or if DTAG fails to purchase its minimum volume for any given Model Year as set forth in Section 2.4, then Chrysler may immediately terminate this Agreement by giving notice of that termination to DTAG.
     6.   CONFIDENTIALITY
The terms and conditions of this Agreement are confidential and must be treated as confidential by both parties except as otherwise provided herein. The parties must maintain the confidentiality of such information by limiting its use to fulfilling their respective obligations under this Agreement and by not otherwise disclosing such confidential information to any third party,

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


except that the parties may disclose the terms and  conditions of this Agreement
(a) as necessary to their respective financial and legal advisors as long as those advisors are under a professional obligation to maintain the confidentiality of those terms and conditions, and (b) to the extent that those terms and conditions must be furnished to a governmental authority (federal, state, or local), including, without limitation, an administrative or judicial body, as long as the party that must furnish the terms and conditions takes all reasonable steps to prevent the subsequent disclosure of any of those terms and conditions by the governmental authority through a protective order or other similar action.
     7.   WARRANTY AND REPRESENTATION
          DTAG warrants and represents to Chrysler, upon which warranty and representation Chrysler has relied in the execution hereof, that DTAG will purchase Vehicles pursuant to this Agreement only for purposes of DTAG using those Vehicles itself or DTAG's leasing those Vehicles to its franchisees for use, in either case, in a bona fide daily rental business, and, in any case, not for resale of those Vehicles as new motor vehicles.
     8.   SEVERABILITY
          Whenever possible, each part of this Agreement must be interpreted as being in accordance with and enforceable under applicable law. If part of this Agreement is unlawful or unenforceable under applicable law, it is unlawful or unenforceable only to the extent required by applicable law, and the remainder of this Agreement is otherwise fully effective and enforceable.

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


Without limiting the foregoing, if it is unlawful to perform any of the acts contemplated to be performed hereunder, irrespective of whether that unlawfulness results from a change in law, a temporary loss of rights by any party, or otherwise, then this Agreement continues to be effective to the fullest extent permitted by law, except that the parties are not obligated to perform an unlawful act while that act remains unlawful.
     9.   INJUNCTIVE RELIEF
          DTAG acknowledges that Chrysler will suffer irreparable harm as a result of any breach of Sections 3.1, 3.2, or 3.3 or Article 6 of this Agreement by DTAG. DTAG also acknowledges that in the event of a breach of any of those
Sections by DTAG, Chrysler may apply for and will be entitled to receive injunctive relief from any court of competent jurisdiction enjoining DTAG from any further breach of its obligations under those Sections without Chrysler having to offer specific proof that Chrysler has suffered irreparable harm.
     10.  ADHERENCE BY FRANCHISEES
          Chrysler acknowledges that DTAG's franchisees are independent businesses that are not parties to this Agreement. DTAG must, to the maximum extent possible consistent with DTAG's preexisting agreements and applicable law, obtain the adherence of DTAG's franchisees to the terms of Article 3 of this Agreement.

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


     11.  INDEMNIFICATION
          11.1. DTAG must defend, indemnify and hold Chrysler harmless from and against any and all claims, losses, damages, costs and expenses (including without limitation attorneys' fees) resulting from, arising out of, or connected in any way with (a) any advertising or promotional materials designed to promote the rental or leasing of Vehicles by DTAG or any of its franchisees, (b) any promotional or publicity items relating to Chrysler or the rental or leasing of Vehicles by DTAG or any of its franchisees, (c) any franchisee incentive program or payment implemented or promised by DTAG, and (d) any assignment, or any failure to assign by DTAG to a DTAG franchisee under Section 2.1 of this Agreement (a "Claim"). DTAG is not required to indemnify Chrysler for any amounts paid by Chrysler in settlement of a Claim if Chrysler agreed to that settlement without first obtaining DTAG's written consent to that settlement.
          11.2. If Chrysler receives notice of the commencement or threatened commencement of an action or proceeding involving a Claim. Chrysler will promptly notify DTAG of that Claim. A failure by Chrysler to promptly notify DTAG does not relieve DTAG of its obligations under this Agreement except to the extent that DTAG can demonstrate that that failure damaged DTAG. DTAG will be entitled to have control of the defense or settlement of any Claim if DTAG notifies Chrysler in writing within fifteen days of DTAG's receipt of Chrysler's notice that DTAG elects to take control of the Claim. In that event Chrysler will be entitled to participate in the defense of the Claim and may employ separate counsel at Chrysler's expense, and DTAG must

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


obtain Chrysler's prior written consent to any settlement that would cause injunctive or other equitable relief to be imposed on Chrysler. After any notice by DTAG that DTAG is taking control of a Claim, DTAG will not be liable for any legal expenses incurred by Chrysler in defense of that Claim. If DTAG does not timely notify Chrysler that DTAG elects to take control of a Claim, then Chrysler may defend that Claim in such manner as Chrysler deems appropriate, and DTAG will bear all costs and expenses of Chrysler's defense. DTAG will promptly reimburse Chrysler for those costs and expenses as they are incurred. Notwithstanding DTAG's election to control the defense of a Claim, Chrysler will have the right to engage separate legal counsel and DTAG will bear the reasonable fees, costs and expenses of such counsel if defenses may be available to Chrysler that are different from those available to DTAG such that an actual or potential conflict of interest exists between DTAG and Chrysler.
     12.  USE OF TRADEMARKS. TRADE NAMES OR SERVICE MARKS
          Any use of either party's trademarks, trade names or service marks, including the manner and quality in which those trademarks, trade names or service marks is reproduced or displayed, is under the control and supervision of the party owning that trademark, trade name or service mark and is subject to prior written approval by an authorized representative of the party owning the trademark, trade name or service mark.

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


     13.  SURVIVAL
          The termination of this Agreement does not release either party from any outstanding obligations accruing prior to such termination, including without limitation the payment of monies. The following terms of this Agreement survive termination: Section 3.3, Article 6, Article 8, Article 9, Article 10,
Article 11, Article 12, and Article 14. Each of these terms survives for a period of five years after termination unless a different period of survival is set forth for a term.
     14.  AUDIT
          DTAG must maintain, and Chrysler has the right to audit or verify, all accounts, books, records and other documents with respect to DTAG's performance of its obligations under this Agreement. This right will continue for two years after the Agreement terminates. DTAG must cooperate with Chrysler's reasonable requests regarding the arrangements for conducting such an audit or verification.
     15.  NO WAIVER
          Failure by either party to enforce at any time any of the provisions of this Agreement or any rights that may arise as a result of breach of this Agreement by another party should not be construed as a waiver of any of its rights, does not affect the validity of this Agreement or any part thereof, and does not prejudice any party as regards any subsequent action, provided however, that

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


a party may expressly waive any of its rights under this Agreement by an appropriate writing that specifically refers to the contractual right which is being expressly waived.
     16.  FORCE MAJEURE
          To the extent that a party is not able to perform an obligation under this Agreement due to fire, flood, a strike or other labor interruption, war, riot, an act of God, an act of government, insurrection, civil disturbance, or other cause beyond that party's reasonable control, that party may not be liable for failing to perform that obligation, except that this Article may not excuse any party from the obligation to pay money that is owed. If Chrysler's obligation to make Vehicles available as set forth in Section 2.1 is excused for one of these causes, then DTAG's obligations under Sections 2.3 and 2.4 will be excused to the extent that Chrysler's obligation to make Vehicles available is excused.
     17.  ASSIGNMENT
          This Agreement may not be assigned. in whole or in part, unless the party making the assignment has first received written permission for the assignment from the other party, except that DTAG may unilaterally exercise its assignment rights granted under Section 2.1 of this Agreement.
     18.  NOTICES
          In order to be effective, a notice given under this Agreement must be:
     (a)  in writing,

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


     (b) sent by (I) certified mail, return receipt requested, (ii) facsimile, with a confirmation copy dispatched promptly by certified mail, return receipt requested. or (iii) by courier service, and.
     (c)  if given to Chrysler, sent to:
          Vice President, General Counsel and Secretary
          Chrysler Corporation
          1000 Chrysler Drive
          Auburn Hills, Ml 48326-2766
          Facsimile:   (248) 512-1772

          and, sent to:
          Vice President, Fleet Operations
          27777 Franklin Road, 19th Floor
          Southfield, MI  48034
          Facsimile:   (248) 948-3883

          or if given to DTAG, sent to:
          President and Chief Executive Officer
          Dollar Thrifty Automotive Group, Inc.
          5330 East 31st Street
          Tulsa, OK 74153-0250
          Facsimile:  (918) 669-3001

     A party may change the location at which it is to receive notices by notifying the other party of the change in locations. A notice takes effect upon the earlier of the notified party receiving the notice or five days after the notice is sent.
     19.  NATURE OF RELATIONSHIP
          The parties are neither partners nor joint venturers. There is no agency relationship between the parties, therefore neither party has any authority to bind the other. Under no

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.


circumstances may either party's employees, contractors or agents be construed as employees, contractors or agents of the other party.
     20.  THIRD PARTY BENEFICIARIES
          This Agreement is not intended, nor will it be deemed or construed, to create or confer any rights, including, by way of example but not limitation, third party beneficiary rights, to any person or entity other than Chrysler or DTAG.
     21.  HEADINGS
          The headings used in this Agreement are included herein and therein for convenience of reference only and do not constitute a part of this Agreement for any other purpose and must not have any force or effect in the construction of this Agreement.
     22.  ENTIRE AGREEMENT
          This Agreement is the entire understanding between the parties regarding its subject matter, and supersedes any discussion, negotiation, agreement or understanding regarding that subject matter prior to the date this Agreement is finally executed as set forth below. This Agreement and the party's obligations arising under it may not be changed except by a writing signed by an authorized representative of each party. This Agreement binds and inures to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

         CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX,"
             HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL
           TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.

     23.  INTERPRETATION
          This Agreement is governed by and must be construed in accordance with the law of the State of Michigan as if fully performed therein and without reference to its conflict of laws principles.
     IN WITNESS WHEREOF, the parties have executed this Agreement on this 26th day of June, 2000.

DOLLAR THRIFTY                                   DAIMLERCHRYSLER MOTORS
AUTOMOTIVE GROUP, INC.                           CORPORATION


By:   /S/ JOE CAPPY                              By:    /S/ T.R. CUNNINGHAM
     --------------------                              --------------------
       Joe Cappy                                        T. R. Cunningham
       Chairman & Chief                                 Executive Vice President
       Executive Officer                                Global Sales & Marketing


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